UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 11, 2012, InterMune, Inc. (InterMune) announced that the Comité Economique des Produits de Santé (France’s Economic Committee on Health Care Products, or CEPS) has granted reimbursement for Esbriet® (pirfenidone), making it the first medicine for the treatment of idiopathic pulmonary fibrosis (IPF) to be reimbursed in France. The price of Esbriet is expected to be published in France’s Journal Officiel in the fourth quarter of 2012, which is the final step in the reimbursement process for a new medicine in France.

The CEPS authorized an ex-factory reimbursed price of 1.923,08€ for a four-week treatment pack of Esbriet, corresponding to 25,000€ per patient, per year (approximately $32,000 USD at current exchange rates). Esbriet will be reimbursed by the French National Health Insurance system for the treatment of mild to moderate forms of IPF in adults.

Esbriet will be reimbursed as a “Médicament d’Exception,” which means that it will be reimbursed only for the labeled indication, defined previously by the Commission de Transparence of the French High Health Authority as IPF patients with forced vital capacity > 50% and carbon monoxide diffusing capacity > 35%. In agreement with CEPS, InterMune France will collect information in the form of a patient registry regarding the use of Esbriet in clinical practice.

This Report contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended, that reflect InterMune’s judgment and involve risks and uncertainties as of the date of this release, including without limitation the statements related to the projected timing for publication of reimbursement of Esbriet in France’s Journal Officiel. All forward-looking statements and other information included in this Report are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements or information. InterMune’s actual results could differ materially from those described in InterMune’s forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 29, 2012 (the “Form 10-K”), most recent quarterly report on Form 10-Q filed with the SEC on August 8, 2012 (the “Form 10-Q”) and other periodic reports filed with the SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates, including having no unexpected safety, toxicology, clinical or other issues and having no unexpected clinical trial results such as unexpected new clinical data and unexpected additional analysis of existing clinical data; (ii) risks related to the regulatory process for the company’s product candidates, including the possibility that the results of the new 52-week Phase 3 clinical trial (ASCEND) having an FVC endpoint may not be satisfactory to the FDA for InterMune to receive regulatory approval for pirfenidone in the United States; (iii) risks related to unexpected regulatory actions or delays or government regulation generally; and (iv) risks related to our ability to successfully commercialize Esbriet in the EU. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 10-K and InterMune’s other periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2012	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer